UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 17, 2003

Date of Report (Date of earliest event reported)

CONCERTO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-15578	02-0364368
(State or other jurisdiction ofincorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 TECHNOLOGY PARK DRIVE

WESTFORD, MASSACHUSETTS 01886

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 952-0200

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7.    Financial Statements, Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 17, 2003.

ITEM 9.	Regulation FD Disclosure. (Information Provided Under Item 12. Disclosure of Results of Operations and Financial Condition.)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” instead is furnished under “Item 9. Regulation FD Disclosure.” The following information and the information set forth in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 17, 2003, Concerto Software, Inc. (the “Company”) issued a press release reporting its financial results for the second quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERTO SOFTWARE, INC.

July 17, 2003	By:	/s/ JAMES D. FOY
	Name: Title:	James D. Foy President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 17, 2003.

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